EXHIBIT 99.1

                                  TRADING PLAN
                                (SEC Rule l0b5-1)


     This Trading Plan is entered into as of MARCH 16, 2004 (the "Signing Date") between PAUL V. MAIER ("Client") and Charles Schwab & Co., Inc. ("Broker").

     WHEREAS, Client wishes to establish this Trading Plan to sell or purchase shares of common stock, par value $ .001 per share (the "Stock"), of LIGAND PHARMACEUTICALS INC. ("Issuer") from Account #5846-5453 (the "Account") maintained with Broker, in accordance with the requirements of SEC Rule 10b5- 1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     NOW, THEREFORE, Client and Broker agree as follows:

     1. TRADE INSTRUCTIONS. Client hereby instructs Broker to effect sales or purchases of shares of Stock of Issuer from or into the Account, as the case may be, in accordance with the attached APPENDIX A TO TRADING PLAN ("APPENDIX A") and/or APPENDIX B TO TRADING PLAN ("Appendix B"). If Client specifies a date for trading which is a weekend or holiday, the trade shall not take place until after the opening of regular market trading hours on the next trading day.

     2. TERM. This Trading Plan shall become effective on MARCH 16, 2004 (the "Trading Plan Effective Date") and shall terminate on the earlier of (l) one year from the Trading Plan Effective Date (i.e., on MARCH 16, 2005); (2) execution of all of the trades or expiration of all of the orders relating to such trades as specified in Appendix A and/or Appendix B; (3) the date Broker receives notice of the liquidation, dissolution, bankruptcy or insolvency of Client; (4) the date Broker receives notice of Client's death; or (5) termination of this Trading Plan in accordance with section 7(b) or section 15 hereof.

     3. REPRESENTATIONS AND WARRANTIES. Client represents and warrants that as of the date of this Trading Plan:

     (a) Client is not aware of any material nonpublic information concerning Issuer or any of its securities (including the Stock) and is entering into this Trading Plan in good faith and not as part of a plan or scheme to evade the prohibitions of Rule l0b5-1.

     (b) Client is permitted to sell or purchase Stock in accordance with Issuer's insider trading policies and has obtained the approval of Issuer's counsel to enter into this Trading Plan.

     (c) There are no legal, regulatory, contractual or other restrictions applicable to the trades contemplated under this Trading Plan that would interfere with Broker's ability to execute trades and effect delivery and settlement of such trades on behalf of Client (collectively, "Client Trading Restrictions").

           Charles Schwab & Co., Inc. Member NYSE/SIPC COMM 0402-1388

     4. INTENT TO COMPLY WITH RULE 10B5-1(C). It is Client's intent that this Trading Plan comply with the requirements of Rule 10b5-1(c), and this Trading Plan shall be interpreted to comply with such requirements.

     5. RULE 144. Subsections (a), (b) and (c) of this section 5 apply if the shares of Stock subject to this Trading Plan are "restricted securities" and/or Client may be deemed an "affiliate" of Issuer, as such terms are defined in Rule 144 under the Securities Act of 1933, as amended. Subsection (d) of this section 5 applies in all cases.

     (a) Broker agrees to conduct all sales of Stock in accordance with the manner-of-sale requirements of Rule 144. Broker further agrees not to effect any sale of Stock that would exceed the amount limitation under Rule 144, assuming Broker's sales of Stock are the only sales subject to such limitation. Client agrees not to take, and to cause any person or entity with which Client would be required to aggregate sales of Stock pursuant to paragraph (a)(2) or (e) of Rule 144 not to take, any action that would cause sales of Stock by Broker not to comply with Rule 144.

     (b) Client agrees to provide Broker with five executed copies of Form 144, which Broker shall complete and file on behalf of Client in the event of sales of Stock under this Trading Plan. Client understands and agrees that such Form 144 will include in the remarks section the following statement: "The shares covered by this Form 144 are being sold pursuant to a Rule l0b5-1 trading plan dated MARCH 16, 2004, which plan is intended to comply with Rule l0b5-1, and the representation regarding the seller's lack of knowledge of material nonpublic information is as of the date of the trading plan."

     (c) Client shall disclose to Broker all trading plans involving the Stock established by Client at other firms that would be effective at any time during the period this Trading Plan is in effect and all trading activity involving the Stock that occurs during such period or which occurs within 90 days prior to the commencement of such period.

     (d) Client agrees to notify Broker immediately if there is any change in Client's employment or affiliate or non-affiliate status.

     6. SECTION 13 OR 16 FILINGS. Client acknowledges and agrees that Client is responsible for making all filings, if any, required under Section 13 or Section 16 of the Exchange Act (and the rules and regulations thereunder) with respect to trades pursuant to this Trading Plan.

     7. MARKET DISRUPTIONS AND TRADING RESTRICTIONS.

     (a) Client understands that Broker may not be able to effect a trade, in whole or in part, due to a market disruption or a legal, regulatory or contractual restriction applicable to Broker or any other event or circumstance. Client also understands that Broker may be unable to effect a trade consistent with ordinary principles of best execution due to insufficient volume of trading, failure of the Stock to reach and sustain a limit order price, or other market factors in effect on the trade date specified in Appendix A and/or Appendix B. As soon as reasonably practicable after the cessation or termination of any such market disruption, restriction event or circumstance, Broker shall resume effecting trades in accordance with the express provisions of this Trading Plan which are then applicable. Trades that are not executed


           Charles Schwab & Co., Inc. Member NYSEISIPC COMM 0402-1388 as the result of any such market disruption, restriction, event or circumstance shall not be deemed to be a part of this Trading Plan.

     (b) If Issuer enters into a transaction or any other event occurs that results, in Issuer's good faith determination, in the imposition of any Client Trading Restrictions, such as a stock offering requiring an affiliate lock-up, Client and Issuer shall promptly, but in no event later than three days prior to the date of the remaining trade(s) specified in Appendix A and/or Appendix B, provide Broker notice of such restrictions. With respect to any Client Trading Restrictions for which Client and Issuer have given Broker notice, Broker shall stop effecting trades under this Trading Plan, and this Trading Plan shall thereupon terminate. In such case, Seller, Broker and (for purposes of acknowledgment) Issuer shall cooperate to establish a new trading plan in accordance with the requirements of Rule 10b5-1(c).

     8. HEDGING TRANSACTIONS. While this Trading Plan is in effect, Client agrees not to enter into or alter any corresponding or hedging transaction or position with respect to the Stock (including, without limitation, with respect to any securities convertible into or exchangeable for Stock, or any option or other right to purchase or sell Stock or such convertible or exchangeable securities).

     9. MARGIN LOANS. Shares subject to this Trading Plan may not be used to secure margin loans to Client made by Broker.

     10. COMPLIANCE WITH LAWS AND RULES. Client understands and agrees that it is the responsibility of Client, and not Broker or Issuer, to determine whether this Trading Plan meets the requirements of Rule 10b5-l(c) and any other applicable federal or state laws or rules.

     11. ENTIRE TRADING PLAN. This Trading Plan constitutes the entire trading plan between Client and Broker and supersedes and replaces any prior instructions under Rule 10b5- 1 from Client to Broker with respect to the sale or purchase of shares from or into the Account, as the case may be.

     12. NOTICES AND OTHER COMMUNICATIONS. Any notices required or permitted to be given by Issuer and/or Client under this Trading Plan shall be provided in writing by fax, signed by Client and Issuer and confirmed by telephone (Attn:
Priority Team, Fax: 415-667-6646 Tel. 800-239-2506 . With respect to any Client Trading Restrictions, Client and Issuer shall provide Broker notice of the anticipated duration of such restrictions, but shall not provide Broker information about the nature of such restrictions or any other information about such restrictions. Further, in no event shall Client or Issuer, at any time while this Trading Plan is in effect, communicate any material nonpublic information concerning Issuer or its securities (including the Stock) to Broker. Further, Client shall not at any time attempt to exercise any influence over how, when or whether to effect trades under this Trading Plan.

     13. THIRD PARTY BENEFICIARY. Client intends Issuer to be a third party beneficiary of each and every representation and warranty contained in this Trading Plan to the fullest extent necessary to enable Issuer to be fully protected from direct or indirect liability in connection with this Trading Plan.

           Charles Schwab & Co., Inc. Member NYSE/SIPC COMM 0402-1388

     14. GOVERNING LAW. This Trading Plan shall be governed by and construed in accordance with the laws of the state of California, as applied to agreements made and wholly performed in the State of California.

     15. AMENDMENTS AND TERMINATION. This Trading Plan may be amended, modified or terminated only by a written instrument signed by Client and Broker and acknowledged by Issuer (except as provided in section 7(b) hereof). Client acknowledges and understands that any amendment to, or modification of, this Trading Plan shall be deemed to constitute the creation of a new trading plan. Accordingly, Client shall be required to restate and reaffirm, as of the date of such amendment or modification, each of the representations and warranties contained in section 3 of this Trading Plan.

     16. COUNTERPARTS. This Trading Plan may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have signed this Trading Plan as of the Signing Date.

                                               Charles Schwab & Co., Inc.
PAUL V. MAIER
-----------------------------
Name of Client                                 By:    /S/ MAGGIE MAGALLON
                                                      -------------------------
                                               Name:  MAGGIE MAGALLON
                                                      -------------------------
By:       /S/ PAUL V. MAIER                    Title: DIRECTOR
          -------------------------------             -------------------------
Name:     PAUL V. MAIER
         --------------------------------
Title:    SENIOR VP, CFO
         --------------------------------


ACKNOWLEDGED:

LIGAND PHARMACEUTICALS INC.
-----------------------------
Name of Issuer

By:       /S/ WARNER R. BROADDUS
          -------------------------------
Name:     WARNER R. BROADDUS
          -------------------------------
Title:    VP, GENERAL COUNSEL & SECRETARY
          -------------------------------







           Charles Schwab & Co., Inc. Member NYSE/SIPC COMM 0402-1388

                           APPENDIX A TO TRADING PLAN
                                (SEC Rule 10b5-1)
                     For Sale of Restricted or Control Stock
             [Instructions for Sale or Purchase of Stock of Issuer]


CLIENT INFORMATION: (check applicable boxes)

a) I AM     X     I AM NOT ______   an officer, director or 10% owner of Issuer.
b) I HAVE ______  I HAVE NOT ______ been notified by Issuer that I may be deemed an "affiliate," as defined in
                                    Rule 144 of the Securities Act of 1933.

              SHARE SALE I PURCHASE OF LONG SHARES HELD ON DEPOSIT:

-------------------------- --------- ------------- ------------------ -------------------- ------------- ----------------
    EFFECTIVE DATE OF        BUY      NUMBER OF        ORIGINAL            NATURE OF         TYPE OF       DURATION OF
      SALE/PURCHASE           OR        SHARES       PURCHASE DATE        ACQUISITION         ORDER:          ORDER
                             SELL                  (FOR SALES ONLY)                        LIMIT PRICE      IF LIMIT
                                                                       (FOR SALES ONLY)         OR           PRICE,
                                                                                              MARKET      INDICATE "DAY
                                                                                                         ONLY" OR "GOOD
                                                                                                          UNTIL CANCEL"
-------------------------- --------- ------------- ------------------ -------------------- ------------- ----------------
    Share Certificate                  24,938*      August 21, 2002     Option Exercise
-------------------------- --------- ------------- ------------------ -------------------- ------------- ----------------
                                                                                              Limit
  May 15, 2004 or later      Sell    4,000/month    August 21, 2002     Option Exercise     greater or     Rolling GTC
                                                                                           = to $17.00
-------------------------- --------- ------------- ------------------ -------------------- ------------- ----------------
                                                                                              Limit
  May 15, 2004 or later      Sell    2,000/month    August 21, 2002     Option Exercise     greater or     Rolling GTC
                                                                                           = to $19.50
-------------------------- --------- ------------- ------------------ -------------------- ------------- ----------------
                                                                                              Limit
  May 15, 2004 or later      Sell    2,000/month    August 21, 2002     Option Exercise     greater or     Rolling GTC
                                                                                           = to $22.00
-------------------------- --------- ------------- ------------------ -------------------- ------------- ----------------

o Share amounts listed shall be increased or decreased to reflect stock splits or other similar changes in Issuer's capitalization that may occur prior to execution of the trades.

o    All market orders are on a "not held" basis.

o Limit price orders are at the limit price or better, beginning at the opening of regular market trading hours on the specified trade date and expiring at the close of regular market trading hours on the trade date, unless "Good Until Cancel" orders.

o "Good Until Cancel" orders are valid for 60 days, unless a later expiration date is specified in the table above, and shall be automatically canceled 60 calendar days from the date of the order or on such later expiration date, or the next trading day if the 60th day or such later expiration date falls on a weekend or holiday. In each case, the cancellation of the order shall be effective at the close of regular market trading hours. Notwithstanding the foregoing, "Good Until Cancel" orders shall be automatically canceled in the event of any earlier termination of the Trading Plan in accordance with section 2 thereof.

o "Good Until Cancel" orders at Broker are automatically canceled if not executed within 60 days. Broker will, upon approval of the Trading Plan, extend this period beyond 60 days by re-entering the order every 60 days until the Cancellation Date of Order which, in the case of each re-entry, could change the order of execution.

                                *Total shares sold not to exceed 24,938. shares.


Name of Client:      PAUL V. MAIER                    ACCEPTED BY:
                     ------------------               CHARLES SCHWAB & CO, INC.
Signature of Client: /S/ PAUL V. MAIER
                     ------------------
Account number:      5846-5453                        By:   /S/ MAGGIE MAGALLON
                     ------------------                     -------------------
Date:                MARCH 16, 2004                   Name:  MAGGIE MAGALLON
                     ------------------                     -------------------
                                                      Title: DIRECTOR
                                                            -------------------
                                                      Date:  3/17/04
                                                            -------------------

Acknowledged by:

Name of Issuer: LIGAND PHARMACEUTICALS INCORPORATED
                -----------------------------------
By:             /S/ WARNER R. BROADDUS
                -----------------------------------
Name:           WARNER R. BROADDUS
                -----------------------------------
Title:          VP, GENERAL COUNSEL & SECRETARY
                -----------------------------------
Date:           MARCH 16, 2004
                -----------------------------------



           Charles Schwab & Co., Inc. Member NYSE/SIPC COMM 0402-1388